UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 30, 2009 (Date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                                                      0-11625                                04-2793022
(State or other                                                      (Commission                                           (IRS Employer
jurisdiction of                                                      File Number)                                           Identification No.)
incorporation)

30 Ossipee Road
Newton, MA  02464
(Address of principal executive offices)

Telephone: (617) 969-5452
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Microfluidics International Corporation hereby amends its Current Report on Form 8-K dated March 31, 2009 ("Original Report") by changing the date of the Report on the cover page of the Original Report and by deleting Items 1.01, 5.02 and 9.01 in their entirety and replacing them with Items 2.02 and 9.01 as set forth below.  Exhibit 99.1, as previously filed with the Original Report, remains as originally reported and is not changed.  Items 2.02 and 9.01 are set forth below in their entirety.

Item 2.02                      Results of Operations and Financial Condition.

    On March 30, 2009, Microfluidics International Corporation issued a press release entitled “Microfluidics International Corporation Announces Fourth Quarter and Year-end 2008 Financial Results.”  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

    NON-GAAP FINANCIAL MEASURES: The attached press release addresses our financial results for the fourth quarter and year ended December 31, 2008, and contains disclosure of our non-GAAP EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and non-GAAP basic and diluted EBITDA per share, which are not measures of financial performance calculated in accordance with generally accepted accounting principles (GAAP) in the United States. The press release contains disclosure regarding why we believe the presentation of these non-GAAP measures provides useful information to investors in analyzing our underlying business and operating performance. It also contains a tabular reconciliation of GAAP to non-GAAP financial information that is discussed in the release.

    The information being provided in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           The following exhibit is hereby filed as part of this Current Report on Form 8-K:

Number                                     Exhibit

*99.1	Press Release titled “Microfluidics International Corporation Announces Fourth Quarter and Year-end 2008 Financial Results”

    * Previously filed with the Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: March 31, 2009                                                MICROFLUIDICS INTERNATIONALCORPORATION

By: /s/ Michael C. Ferrara
-----------------------------------
Name:  Michael C. Ferrara
Title:   Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
*99.1	Press Release titled “Microfluidics International Corporation Announces Fourth Quarter and Year-end 2008 Financial Results”

    * Previously filed with the Original Report.